Exhibit 10.12

                    , 2013

HF2 Financial Management Inc.

999 18th Street, Suite 3000

Denver, Colorado 80202

Re: Initial Public Offering of HF2 Financial Management Inc.

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between HF2 Financial Management Inc., a Delaware corporation (the “Company”), and EarlyBirdCapital, Inc., as Representative (the “Representative”) of the Underwriters named in Schedule I thereto (together with the Representative, collectively the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). Certain capitalized terms used herein are defined in paragraph 3 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree with the Company as follows:

1. The undersigned agree that from the effective date of the Registration Statement on Form S-1 filed by the Company in connection with the IPO (the “Effective Date”) until the earlier of (i) the consummation of an Initial Business Combination or (ii) the liquidation of the Trust Account, each of R. Bruce Cameron, Richard S. Foote and R. Bradley Forth shall present to the Company any business combination opportunity with a Target Business having a fair market value in excess of 80% of the balance of the funds in the Trust Account prior to presenting such opportunity to any of Berkshire Capital Securities LLC, Broad Hollow Partners LLC, Broad Hollow Investors LLC or Broad Hollow LLC as a principal. The undersigned will not pursue such business combination opportunity unless and until a majority of the Company’s disinterested independent directors has determined for any reason that the Company will not pursue such opportunity.

2. Each of the undersigned has the full right and power, without violating any agreement by which he or it is bound, to enter into this letter agreement.

3. As used herein, “Initial Business Combination” shall mean the acquisition by the Company, whether through a merger, share exchange, asset acquisition, stock purchase, reorganization, recapitalization or similar type of transaction, of one or more business or entities (“Target Business” or “Target Businesses”), whose collective fair market value is equal to at least 80% of the balance in the trust account referenced in the Registration Statement on Form S-1 filed by the Company in connection with the IPO (“Trust Account”) and resulting in ownership by the Company or the holders of the shares of Common Stock issued in the IPO of at least 51% of the voting equity interests of the Target Business or Businesses or all or substantially all of the assets of the Target Business or Businesses.

4. Each of the undersigned acknowledges and understands that the Company and the Underwriters will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

5. This letter agreement shall be binding on the undersigned and their heirs, personal representatives, successors and assigns. This letter agreement shall terminate on the earlier of (i) the consummation of an Initial Business Combination and (ii) the liquidation of the Company; provided that such termination shall not relieve the undersigned from liability for any breach of this letter agreement prior to its termination.

6. This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

7. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced and except with the consent of the Representative, which is an intended third party beneficiary of this letter agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first set forth above.

BERKSHIRE CAPITAL SECURITIES LLC

By:
Name:
Title:

BROAD HOLLOW PARTNERS LLC

By:
Name:
Title:

BROAD HOLLOW INVESTORS LLC

By:
Name:
Title:

BROAD HOLLOW LLC

By:
Name:
Title:

R. Bruce Cameron

Richard S. Foote

R. Bradley Forth

ACCEPTED AND AGREED:

HF2 FINANCIAL MANAGEMENT INC.

Richard S. Foote, Chief Executive Officer